UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant |X|

Filed by a party other than the Registrant [  ]

Check the appropriate box:

[  ]     Preliminary Proxy Statement

[  ]     Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))

[x]      Definitive Proxy Statement

[  ]     Definitive Additional Materials

[  ]     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12


                               THERMOGENESIS CORP.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         1) Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         2) Form, Schedule or Registration Statement No.:

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         4) Date Filed:

                               THERMOGENESIS CORP.

                                2711 Citrus Road

                            Rancho Cordova, CA 95742

                            Telephone (916) 858-5100





To the Stockholders of ThermoGenesis Corp.:


     You are cordially invited to attend a Special Meeting of Stockholders of ThermoGenesis Corp. (the "Company") to be held at 9:00 a.m. (EST), on December 5, 2005, at University Club, Room 2, 9th Floor, One West 54th Street, New York, NY 10019.

     At the meeting, you will be asked to approve an amendment to and restatement of the Certificate of Incorporation to increase the number of authorized shares of common stock from 60,000,000 to 80,000,000.

     The accompanying Notice of the Special Meeting of Stockholders and Proxy Statement contain information about the matters to be considered and acted upon, and you should read the material carefully.

     We hope you will be able to attend the meeting. However, whether or not you plan to attend the meeting in person, to help assure us of a quorum, please complete, date and sign the enclosed proxy card and mail it in the postage-paid envelope provided as promptly as possible. Your proxy may be revoked at any time prior to the time it is voted.




                                /s/Philip H. Coelho
                                --------------------------
                                Philip H. Coelho, Chairman of the Board and
                                Chief Executive Officer

October 31, 2005

Rancho Cordova, California

                               THERMOGENESIS CORP.

                                2711 Citrus Road

                            Rancho Cordova, CA 95742
                            Telephone (916) 858-5100

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                           TO BE HELD DECEMBER 5, 2005



     NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders of ThermoGenesis Corp. (the "Company"), a Delaware corporation, will be held at University Club, Room 2, 9th Floor, One West 54th Street, New York, NY 10019 on December 5, 2005, at 9:00 a.m. (EST) for the following purpose:

        1. To approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock by 20,000,000 shares.

     The Board of Directors of the Company has fixed the close of business on October 18, 2005, as the record date for determining those stockholders who will be entitled to vote at the meeting or any postponement or adjournment thereof. Stockholders are invited to attend the meeting in person.

     Please sign and date the accompanying proxy card and return it promptly in the enclosed postage-paid envelope whether or not you plan to attend the meeting in person. If you attend the meeting, you may vote in person if you wish, even if you previously have returned your proxy card. The proxy may be revoked at any time prior to the time it is voted.

                                   By Order of the Board of Directors





                                  /s/David C. Adams
                                  -----------------------
                                  David C. Adams
                                  Corporate Secretary

October 31, 2005

Rancho Cordova, California


                             YOUR VOTE IS IMPORTANT
YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. ANY PROXY GIVEN BY YOU MAY BE REVOKED BY WRITTEN NOTIFICATION TO THE COMPANY'S CORPORATE SECRETARY, BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE SPECIAL MEETING IN PERSON AND VOTING BY BALLOT.

                               THERMOGENESIS CORP.

                                2711 Citrus Road

                            Rancho Cordova, CA 95742

                            Telephone (916) 858-5100


                                 PROXY STATEMENT

                     INFORMATION CONCERNING THE SOLICITATION

     We are furnishing this proxy statement to you in connection with a Special Meeting of Stockholders of ThermoGenesis Corp. (the "Company") to be held on December 5, 2005, at 9:00 a.m. (EST) at University Club, Room 2, 9th Floor, One West 54th Street, New York, NY 10019, and at any postponement or adjournment thereof (the "Meeting").

     Only stockholders of record on October 18, 2005, are entitled to notice of and to vote at the Meeting. As used in this Proxy Statement, the terms "we," "us" and "our" also refer to the Company.

     The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted at the Meeting in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted "FOR" the amendment to the certificate of incorporation to increase the authorized shares of common stock. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by:
(i) filing with the  Company  written  notice of its  revocation  addressed  to:
Corporate Secretary, ThermoGenesis Corp., 2711 Citrus Road, Rancho Cordova, California 95742, (ii) submitting a duly executed proxy bearing a later date, or
(iii) appearing at the Meeting and giving the Corporate Secretary notice of his or her intention to vote in person.

     This proxy is solicited on behalf of the Board of Directors of the Company. The Company will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to stockholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to beneficial owners of the Company's stock entitled to vote. In addition to the solicitation of proxies by use of the mail, some of our officers, directors and employees may, without additional compensation, solicit proxies by telephone or personal interview, and the Company has retained Ryan and Associates as our proxy solicitor for a fee.

     This Proxy Statement and form of proxy were first mailed on November 3, 2005 to stockholders of record as of October 18, 2005.


                          RECORD DATE AND VOTING RIGHTS

     Pursuant to a prior vote the Company is currently authorized to issue up to 60,000,000 shares of Common Stock, $0.001 par value and 2,000,000 shares of Preferred Stock, $0.001 par value. As of October 28, 2005, 45,931,692 shares of Common Stock were issued and outstanding and no shares of Preferred Stock were outstanding. Each share of Common Stock shall be entitled to one (1) vote on all matters submitted for stockholder approval. The record date for determination of stockholders entitled to notice of and to vote at the Meeting is October 18, 2005.

     A majority of the outstanding shares of Common Stock of the Company, entitled to vote must be represented in person or by proxy at the Meeting to constitute a quorum for the transaction of business.

     Under Delaware law, abstentions and broker non-votes are counted as present for determining quorum. For the election of directors, the nominees for director who receive the most votes will become our directors. There are no cumulative voting rights. A majority of quorum is required to approve all other proposals. Abstentions are treated as a vote against the proposal and broker non-votes will not be counted either for or against any proposal to determine if a proposal is approved.

                                    PROPOSAL

AMENDMENT  TO THE  CERTIFICATE  OF  INCORPORATION  TO  INCREASE  THE  NUMBER  OF
                       AUTHORIZED SHARES OF COMMON STOCK

General Information

     The Board of Directors approved and recommends that the stockholders approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 60,000,000 to 80,000,000 shares. The number of authorized shares of the Company's preferred stock will not be affected by the proposed increase. The amendment will not result in any changes to the issued and outstanding shares of common stock of the Company and will only affect the number of shares that may be issued by the Company in the future.

Reasons for the Proposal

     The primary purpose of this amendment to our Certificate of Incorporation is to make available for future issuance by us additional shares of common stock and to have a sufficient number of authorized and unissued shares of common stock to maintain flexibility in our corporate strategy and planning. Such corporate purposes might include acquiring other businesses in exchange for shares of the Company's common stock; facilitating broader ownership of the Company's stock by effecting stock splits or issuing a stock dividend;
flexibility for possible future financings; and attracting and retaining valuable employees and directors through the issuance of additional stock options or awards. The Board of Directors believes that these additional shares will provide the Company with needed flexibility to issue shares in the future without potential expense and delay incident to obtaining stockholder approval for a particular issuance in the future. The Company currently has no plans, understandings or agreement for the issuance or use of additional shares of common stock to be authorized under this Proposal.

     As of October 28, 2005, there were 45,931,692 shares of common stock outstanding, 2,385,932 shares reserved for previously granted options, and 600,749 shares reserved for previous issued warrants. Additionally, a total of 582,578 shares have been set aside for future issuance under the Company's equity incentive plans. Therefore, the Company currently has 10,499,049 authorized, unissued and unreserved shares of common stock available for future issuance. If this proposal is not adopted, the Company may not have sufficient additional shares of common stock available for future employee retention, financings, acquisition or other corporate purposes.

     In the past, the Company has utilized authorized but unissued shares for acquiring additional working capital and for incentives for employees, directors and consultants. At the present time there are no specific plans, arrangements or understandings in existence or in process for any public or private financing or issuance of shares in an acquisition. The Company's current shares outstanding and shares reserved for issuance as of October 28, 2005, constitute in the aggregate 83% of its current authorized shares. Therefore, the Board of Directors has determined that it is desirable for the Company to increase the number of shares of authorized common stock in order to meet needs that may arise from time to time in the future.

Amendment

     If this proposal is adopted by the stockholders, Article 4 of the Sixth Amended and Restated Certificate of Incorporation will be amended to read as follows:

          "The Corporation is authorized to issue two classes of stock, designated Common Stock, $0.001 par value ("Common Stock") and Preferred Stock, $0.001 par value ("Preferred Stock"). The total number of shares which the Corporation is authorized to issue is Eighty Two Million (82,000,000). The total number of shares of Common Stock is Eighty Million (80,000,000) and the total number of shares of Preferred Stock is Two Million (2,000,000).

          Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors shall determine the designation of each series and the authorized number of shares of each series. The Board of Directors is authorized to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of shares of Preferred Stock and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series. If the number of shares of any series of Preferred Stock shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series."

          A copy of the Sixth Amended and Restated Certificate of Incorporation is attached as Exhibit A.

Delaware Franchise Tax

     If the Proposal is adopted, the Company's authorized capital will increase and the Company will be subject to an increase in the Delaware Franchise Tax. However, the Company believes the increase in the number of authorized shares will not materially increase the Delaware Franchise Tax of the Company.

Potential Anti-Takeover Aspects

     Shares of authorized and unissued common stock could be issued in one or more transactions that could make it more difficult, and therefore less likely, for a takeover of the Company. Although the Board of Directors does not have the present intention to use the additional authorized shares as an anti-takeover device, the issuance of additional common stock could have the effect of diluting the stock ownership of persons seeking control of the Company and the possibility of such dilution could have a deterrent effect on persons seeking to acquire control. For example, shares of common stock can be privately placed with purchasers who support a board of directors in opposing a tender offer or other hostile takeover bid, or can be issued to dilute the stock ownership and voting power of a third party seeking a merger or other extraordinary corporate transaction. Accordingly, the power to issue additional shares of common stock could enable the Board of Directors to make it more difficult to replace incumbent directors and to accomplish business combinations opposed by the incumbent Board of Directors.

Principal Effects on Outstanding Common Stock

     The proposal to increase the authorized capital stock will affect the rights of existing holders of common stock to the extent that future issuances of common stock will reduce each existing stockholder's proportionate ownership and may dilute earnings per share of the shares outstanding at the time of any such issuance. If approved, the amendment to the Certificate of Incorporation will be effective upon filing with the Secretary of State for Delaware.

RECOMMENDATION OF THE BOARD

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK UNDER THIS PROPOSAL ON THE PROXY CARD.


                                 OTHER BUSINESS

     We do not know of any business to be presented for action at the meeting other than those items listed in the notice of the meeting and referred to herein. If any other matters properly come before the meeting or any adjournment thereof, it is intended that the proxies will be voted in respect thereof in accordance with their best judgment pursuant to discretionary authority granted in the proxy.

     ALL STOCKHOLDERS ARE URGED TO EXECUTE THE ACCOMPANYING PROXY AND TO RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS MAY REVOKE ANY PROXY IF SO DESIRED AT ANY TIME BEFORE IT IS VOTED.

                                    By Order of the Board of Directors



                                    /s/David C. Adams
                                    ------------------------
                                    David C. Adams,
                                    Corporate Secretary

October 31, 2005
Rancho Cordova, California

 PROXY


                               THERMOGENESIS CORP.

                                2711 Citrus Road

                            Rancho Cordova, CA 95742

                            Telephone (916) 858-5100


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Philip H. Coelho and Kevin Simpson as proxies, each with full power to appoint substitutes, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of common stock of ThermoGenesis Corp. held of record by the undersigned as of October 18, 2005, at the Special Meeting of Stockholders to be held at University Club, Room 2, 9th Floor, One West 54th Street, New York, NY 10019, at 9:00 a.m., (EST), on December 5, 2005, and any adjournments or postponements thereof, and hereby ratifies all that said attorneys and proxies may do by virtue hereof.

PLEASE MARK VOTE IN BRACKET IN THE FOLLOWING MANNER USING DARK INK ONLY. |X|

1. Approve an amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock from 60,000,000 to 80,000,000.

               [  ] FOR       [  ] AGAINST        [  ] ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL ONE.

THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.

Dated: --, 2005



Signature ----------------------



Signature ----------------------


                                  Common Stock

Please sign exactly as name appears. When shares are held by joint tenants or more than one person, all owners should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                                      EXHIBIT A


                           SIXTH AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                             OF THERMOGENESIS CORP.


     ThermoGenesis Corp., a corporation organized and existing under the laws of the State of Delaware, (the "Corporation") hereby certifies as follows:

         1. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on July 3, 1986, under the corporate name Refrigeration Systems International.

         2. A Certificate of Merger was filed with the Secretary of State of the State of Delaware on September 26, 1986, whereupon the Corporation's name changed to Insta Cool Inc. of North America.

         3. A Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 24, 1994.

         4. An Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on January 12, 1995, changing the Corporation's name to THERMOGENESIS CORP.

         5. An Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on June 5, 1996.

         6. An Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on August 2, 1999.

         7. A Fifth Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on October 28, 2005.

         8. This Sixth Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors and stockholders of the Corporation in accordance with Sections 242 and 245 of the Delaware General Corporation Law and restates and integrates and further amends the provisions of the previous filed Amended and Restated Certificate of Incorporation of this Corporation.

         9. The current Amended and Restated Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

         FIRST:  The name of the corporation is:  THERMOGENESIS CORP.

         SECOND: The address, including street, number, city and county, of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, County of Newcastle, Delaware 19808; and the name of the registered agent of the Corporation in the State of Delaware at such address is The Company Corporation.

         THIRD: The nature of the business or purposes to be conducted or promoted of this Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

         FOURTH: The Corporation is authorized to issue two classes of stock, designated Common Stock, $0.001 par value ("Common Stock") and Preferred Stock, $0.001 par value. The total number of shares of Common Stock that the Corporation shall have authority to issue is Eighty Million (80,000,000) and the total number of Shares of Preferred Stock that the Corporation shall have authority to issue is Two Million (2,000,000).

         The Corporation has no issued or outstanding shares of its previously authorized Series A Convertible Preferred Stock. Accordingly, all rights, preferences, privileges and restrictions granted to or imposed upon such series of shares have been omitted from this Sixth Amended and Restated Certificate of Incorporation.

         Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors shall determine the designation of each series and the authorized number of shares of each series. The Board of Directors is authorized to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of shares of Preferred Stock and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series. If the number of shares of any series of Preferred Stock shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

         FIFTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court or equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

         SIXTH: The business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors. The number of directors which shall constitute the entire Board of Directors shall be fixed by, or in the manner provided in, the bylaws of this Corporation. The election of directors of the Corporation need not be by written ballot, unless the bylaws so provide.

         SEVENTH: The Board of Directors is authorized to adopt, amend or repeal the bylaws of the Corporation. The stockholders shall also have the power to adopt, amend or repeal the bylaws of the Corporation. Notwithstanding, any provision for the classification of directors for staggered terms pursuant to
Section 141(d) of the Delaware General Corporation Law shall be set forth in the bylaws adopted by the stockholders unless provisions for such classification shall be set forth in the Corporation's certificate of incorporation.

         EIGHTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except to the extent such exemption from liability or limitation thereof is not permitted under the Delaware General Corporation Law as the same exists or may hereafter be amended.

         Any repeal or modification of the foregoing paragraph shall not adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to such repeal or modification.

         NINTH: To the fullest extent permitted by Section 145 of the General Corporation Law of Delaware as the same exists or may hereafter be amended, the Corporation shall indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for hereby shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to any action such person may have performed in current official capacity or in another capacity while holding such office, and shall continue as to any person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of heirs, executors and administrators of such person. No repeal or modification of this Section by the stockholders of the Corporation shall adversely affect any right of protection existing by virtue of this Section at the time of such repeal or modification.

         IN WITNESS WHEREOF, the Corporation has caused this Sixth Amended and Restated Certificate of Incorporation to be signed by its duly authorized officer this -- day of -------, 2005.


                                       THERMOGENESIS CORP.


                                       ---------------------------------
                                       Philip H. Coelho, Chairman & CEO